                                    [COVER]
                                     [MAP]

OMEGA
SOUTH AFRICA FUND


FUND OBJECTIVE

The OMEGA South Africa Fund (the "OMEGA Fund") is a Massachusetts business trust that seeks long term total return in excess of the Johannesburg Stock Exchange ("JSE") Actuaries All Share Index from investment in equity securities of South African issuers.


FUND ORGANIZATION

Rather than directly acquire and manage its own portfolio of securities the OMEGA Fund invests all of its investable assets in Old Mutual South Africa Equity Trust (the "Master Trust"), a Massachusetts trust that has the same investment objective as the OMEGA Fund.


INVESTMENT PORTFOLIO

Under normal circumstances at least 95% of the Master Trust's total assets will be invested in listed South African equities.

At December 31, 1995 there were 61 shares in the portfolio of which the top 15 comprised 65% by value. The historical price earnings ratio was 19.0 and the dividend yield was 1.9%.

THE OMEGA FUND HAS A UNIQUE FUND STRUCTURE OFFERING INSTITUTIONAL INVESTORS INSTANT ACCESS TO THE SOUTH AFRICAN SHARE MARKET. WITH AN UNDERLYING PORTFOLIO IN EXCESS OF US$ 1 BILLION, THE FUND COMBINES THE LIQUIDITY OF AN OPEN-END FUND WITH THE PORTFOLIO STABILITY AND REDUCED TRADING COSTS ASSOCIATED WITH A CLOSED-END FUND.


INVESTMENT ADVISER

Old Mutual Asset Managers (Bermuda) Limited (the "Adviser") is the investment adviser to the Master Trust. The Adviser is a wholly owned subsidiary of Old Mutual, the largest insurer in South Africa with over US$ 45 billion of assets under management.

The Adviser receives a management fee of 0.60% per annum, reduced to 0.50% for investors who invest US$ 50 million or more.


SUBSCRIPTION

Shares are priced daily and are offered on a continuous basis at net asset value, plus brokerage commission.


REDEMPTION

Investors may request redemption of shares on any business day. Shares will be redeemed at net asset value less a redemption fee of 1.65%.

February 12, 1996


Dear Shareholder

The OMEGA Fund was launched on November 10, 1995 at a net asset value ("nav") of US$ 100.00. The South African equity market has performed strongly since the launch of the Fund with the result that the nav had increased to US$ 103.967 in the seven weeks to December 31, 1995, including the payment of a dividend of US$ 0.29453, an increase of 4.26%.

I am pleased to report that the performance of the Fund has continued to be satisfactory and as at the date of this report, the nav had risen to $112.673, an increase of 12.97% since launch.

The OMEGA Fund has a unique fund structure which was designed to create an efficient vehicle for institutional investors to gain instant exposure to the South African equity market in a cost effective way. I should like to remind you of the key features.

Full details are contained in the OMEGA Fund Private Placement Memorandum so I will confine my comments to what I believe are the unique benefits of this structure.

- The OMEGA Fund achieves its exposure to South Africa via its investment in Old Mutual South Africa Equity Trust (the "Master Trust"). The Master Trust was established with a fully invested portfolio of over US$ 1 billion. Consequently subscribers to the OMEGA Fund gain their exposure to the Master Trust at nav, avoiding the bid ask spread, South African stamp duty of 1.0%, and potential market impact costs on the underlying South African securities.

- The size of the Master Trust, currently in excess of US$ 1 billion and the ability of investors in the OMEGA Fund to acquire virtually unlimited holdings at the next day's nav, enables investors in the OMEGA Fund to gain exposure to the South African equity market speedily and in volume - as well as cost effectively.

- Redemptions from the OMEGA Fund may be requested in any size at the next day's nav subject to a redemption fee of 1.65%. The liquidity for redemptions is provided by a portfolio of marketable international securities held by the Old Mutual Global Assets Fund (the "Global Fund"). Using realizations from the Global Fund rather than realizations of Master Trust securities enhances the liquidity of the OMEGA Fund and protects the investor from bearing the realization costs of the underlying South African securities. We believe that this charge is substantially less than the costs which would be incurred dealing directly in South African securities.

Our investment objective is long term total return in excess of that of the JSE Actuaries All Share Index ("All Share Index"), and we will seek to realize this objective through a policy of investing in those securities which the Adviser believes will show above average growth in the longer term. Less weight will be accorded to short term and cyclical factors.

The portfolio currently consists of some sixty securities but is weighted towards the larger holdings, with the top fifteen accounting for 65% of the portfolio by value. This stock specific weighting is also illustrated by a comparison with the weightings these holdings have in the All Share Index.

OMEGA SOUTH AFRICA FUND
Top Fifteen Holdings as at December 31, 1995

                                       Weight in
                       Weight          All Share
                      in OMEGA           Index
STANDARD BANK             5.8%             2.4%
NEDCOR                    5.6%             1.5%
CG SMITH                  5.4%             1.5%
DE BEERS                  5.1%             4.7%
SA BREWERIES              5.1%             4.4%
BARLOWS                   5.0%             1.2%
ANGLO AMERICAN            4.9%             5.8%
SAFREN                    4.8%             0.8%
SASOL                     4.2%             2.0%
REMBRANDT                 4.2%             2.1%
ANGLOVAAL N               4.1%             1.1%
WOOLTRU                   3.1%             0.8%
ANGLOVAAL IND             2.7%             1.0%
GENCOR                    2.7%             2.0%
REUNERT                   2.6%             0.5%


No report on the OMEGA Fund would be complete without some commentary on the outlook for the South African economy and, more particularly, the South African equity market. The review which follows has been produced by the Adviser and such a review will form a regular part of our reports to shareholders.

Thank you for the confidence you have shown us by your investment in the OMEGA South Africa Fund.


M. J. LEVETT
PRESIDENT

THE SOUTH AFRICAN ECONOMY

1995 may prove to be a landmark year in South Africa's economic development in the same way that 1994 marked a turning point in its political development. Key economic features of the year were:

-       Abolition of the financial rand

- First steps in the relaxation of exchange control

-       Ongoing deregulation of the domestic
        economy

-       Maintenance of fiscal and monetary
        discipline

-       A structural reduction in the level of inflation.


                                    [GRAPH]


                              [CPI INFLATION]




While a number of fundamental problems remain, in particular the very high levels of unemployment, the progress made in opening up the economy combined with the fiscal restraint of government and the monetary discipline of the independent Reserve Bank has facilitated faster economic growth while reducing inflation to its lowest level for many years.

The economic successes have induced a new level of optimism among both domestic and international investors.


                                    [GRAPH]


                     [SACOB BUSINESS CONFIDENCE INDEX]



Domestic investor confidence has been translated into a revival of growth in private sector fixed investment which grew by an estimated 16% in real terms during 1995. The confidence of international investors was most clearly displayed by the strong inflows of foreign capital (which increased to more than US$ 5 billion in 1995 compared to US$ 1.5 billion in 1994).

                                    [GRAPH]


                           [CAPITAL INFLOWS (Sm)]

GDP growth in 1995 is now estimated at 31/2%, an improvement on the widely forecast 3%. Looking forward in 1996 we expect the continuation of the favorable economic fundamentals to combine with positive cyclical factors (such as the good rains experienced in 1995/96) and are forecasting more than 4% GDP growth for 1996, with the strong momentum flowing over into 1997.

Good as these growth numbers are, the picture is still more encouraging when one excludes government and the depressed agricultural and mining sectors.



                                    [GRAPH]


                   [GDP GROWTH EXCL. GOV & PRIMARY SECTORS]


This illustrates that growth in the non-primary private sector, the engine for growth in the economy, is currently running at over 6%.


With GDFI already on the upturn and with the impact of public sector spending through the Reconstructuion and Development Program still to be felt, capital spending is expected to provide a strong stimulus over the coming years.

Looking longer term the major issue which needs to be addressed is the generally low level of labour productivity and the associated high levels of unemployment. The risk is that short term solutions will be sought for what is a long term structural problem; the opportunity is that the existing longer term policy measures will be maintained, which could lead to South Africa achieving rates of growth in the future which would have been considered fanciful only one or two years ago.




THE SOUTH AFRICAN EQUITY MARKET

The equity market started 1995 on a weak note as many international investors retreated from emerging markets in the wake of the Mexico crisis. However the accelerating growth of the domestic economy and the increasing levels of confidence brought back both the domestic and the international investor and the All Share Index closed the year with a US dollar return of 15%, making South Africa one of the best performing emerging markets in 1995 in US dollar terms.

1996 has opened equally impressively with new highs being established regularly during the first six weeks of the year. The key question, obviously, is can this performance continue, or is the market close to running out of steam?

The driving forces behind any equity market are the growth of corporate earnings and the availability of liquidity for investment. Corporate earnings growth has been rising strongly since 1994 when it averaged some 10%, to a level of 30% in 1995. Our forecast for 1996 is for a slowdown in the rate of growth but we are still expecting an increase in excess of 20% for the year. This is broadly in line with the IBES* forecast for the next 18 months.

A comparison with the IBES consensus earnings growth estimates for a range of countries for the next 18 months shows South Africa compares favourably with many emerging and developed markets.


                                    [GRAPH]


             [EMERGING MARKETS 18 MONTHS FORWARD EARNING GROWTH]




Liquidity, the other major factor in the equation, is also plentiful; local institutions remain strong buyers of South African equities and the demand from international investors continues to grow.

                                    [GRAPH]


                [EMERGING MARKETS 18 MONTHS FORWARD PE RATIOS]




On balance therefore we believe the market seems likely to push higher and an 18 month forward price earnings ratio of 12.9 for the All Share Index is not demanding and is below the historical average 15.0 of the last five years.

OLD MUTUAL ASSET
MANAGERS (BERMUDA)
FEBRUARY 12, 1996

                     STATEMENT OF ASSETS AND LIABILITIES
                           OMEGA SOUTH AFRICA FUND
                        December 31, 1995 (Unaudited)
-------------------------------------------------------------------------------


    ASSETS
      Investment in Trust, at value (Note B)                                               $  4,261,917
      Receivable from investment adviser (Note C)                                                22,080
                                                                                           ------------

         Total assets                                                                         4,283,997
                                                                                           ------------

    LIABILITIES
      Payable for Fund expenses                                                                  36,221
      Dividends Payable                                                                          12,000
                                                                                           ------------

         Total Liabilities                                                                       48,221
                                                                                           ------------

    NET ASSETS                                                                             $  4,235,776
                                                                                           ============
    NET ASSETS consist of:
      Paid in capital                                                                      $  4,089,750
      Distribution in excess of net investment income                                              (715)
      Accumulated net realized gains on investment                                                  221
      Net unrealized appreciation on investment                                                 146,520
                                                                                           ------------

    NET ASSETS                                                                             $  4,235,776
                                                                                           ============
    SHARES OUTSTANDING ($.001 PAR VALUE)                                                         40,742
                                                                                           ============
    NET ASSET VALUE PER SHARE                                                              $     103.96
                                                                                           ============

                            STATEMENT OF OPERATIONS
                            OMEGA SOUTH AFRICA FUND

Period from November 10, 1995 (Commencement of Operations) to December 31, 1995
                                  (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Investment income allocated from Trust                                           $     15,643
  Expenses allocated from Trust                                                          (3,702)
                                                                                   ------------

    NET INVESTMENT INCOME FROM TRUST                                                     11,941
                                                                                   ------------

EXPENSES:
  Auditing fees                                                                          10,515
  Trustees' fees and expense (Note c)                                                    10,515
  Administration fee (Note c)                                                             8,412
  Shareholder servicing agent fees                                                        4,196
  Printing expense                                                                        2,103
  12b-1 fees (Note c)                                                                       218
  Miscellaneous expenses                                                                    262
                                                                                   ------------
    Total expenses                                                                       36,221
  Deduct: Expenses reimbursed by investment adviser (note c)                            (35,565)
                                                                                   ------------

 NET EXPENSES                                                                               656
                                                                                   ------------

 NET INVESTMENT INCOME                                                                   11,285
                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Trust on:
   Investment                                                                               233
   Foreign currency transactions                                                            (12)
                                                                                   ------------

Net realized gain                                                                           221
Net unrealized appreciation of investment allocated from Trust                          146,520
                                                                                   ------------

 NET REALIZED AND UNREALIZED GAIN ALLOCATED FROM TRUST                                  146,741
                                                                                   ------------

 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $    158,026
                                                                                   ============





See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                            OMEGA SOUTH AFRICA FUND

Period from November 10, 1995 (Commencement of Operations) to December 31, 1995
                                  (Unaudited)
--------------------------------------------------------------------------------

    INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
      Net investment income                                                                $     11,285
      Net realized gain allocated from Trust                                                        221
      Net unrealized appreciation of investment allocated from Trust                            146,520
                                                                                           ------------

         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   158,026
                                                                                           ------------

    DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                                                                (12,000)
                                                                                           ------------

    TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
      Proceeds from shares sold (net of $250 placement fee)                                   4,089,750
                                                                                           ------------

         NET INCREASE IN NET ASSETS                                                           4,235,776

    NET ASSETS:
      Beginning of period                                                                             -
                                                                                           ------------

      End of period (including distribution in excess of
      net investment income of $715)                                                       $  4,235,776
                                                                                           ============

    NUMBER OF SHARES OF BENEFICIAL INTEREST:
      SOLD                                                                                       40,742
      REDEEMED
                                                                                                      -

         NET INCREASE IN SHARES OUTSTANDING                                                      40,742
                                                                                           ============





    See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS
                            OMEGA SOUTH AFRICA FUND



    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. The per share amounts and ratios which are shown reflect income and expenses including OMEGA South Africa Fund's proportionate share of the Trust's income and expenses. It should be read in conjunction with the Trust's Financial Statements and Notes thereto.

-------------------------------------------------------------------------------

                                                                                               December 31,
                                                                                                 1995(1)
                                                                                                 -------
    PER SHARE DATA:
    Net Asset Value, Beginning of Period                                                        $ 100.00
    Income From Investment Operations
         Net Investment Income                                                                      0.28
         Net Realized and Unrealized Gains and
         Losses on Investment and Foreign Currency                                                  3.98
                                                                                               ---------
             Total From Investment Operations                                                       4.26
                                                                                               ---------
    Less Distributions
             Dividends from Net Investment Income                                                  (0.29)

    Less Placement Fee                                                                             (0.01)
                                                                                               ---------

    Net Asset Value, End of Period                                                              $ 103.96
                                                                                                ========

    TOTAL RETURN                                                                                    4.26%(4)
                                                                                                ========

    RATIOS/SUPPLEMENTAL DATA:

         Ratio of Expenses to Average Net Assets                                                    1.00%(2)(3)
                                                                                                ========

         Ratio of Net Investment Income to Average Net Assets                                       2.59%(2)(3)
                                                                                                ========

         Net Assets, End of Period (in thousands)                                               $  4,236
                                                                                                ========


    NOTES:
    (1) For the period november 10, 1995 (commencement of operations) to December 31, 1995.

    (2)  Annualized

    (3) After reduction of expenses by the Adviser as described in Note C of Notes to Financial Statements. Had the Adviser not undertaken such action, the annualized ratios of expenses and net investment income to average daily net assets would have been 9.16% and (5.57)%, respectively, for the period ended December 31, 1995.

    (4) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of OMEGA South Africa Fund during the period, and assumes dividends and capital gain distributions, if any, were reinvested. Had the Adviser not absorbed a portion of expenses, total return would have been lower. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Periods less than one year are not annualized.




    See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS
                            OMEGA SOUTH AFRICA FUND

                         DECEMBER 31, 1995 (UNAUDITED)





    NOTE A -- ORGANIZATION

    Old Mutual Equity Growth Assets South Africa Fund ("OMEGA South Africa Fund") is a trust organized under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of September 1, 1995. The OMEGA South Africa Fund is registered as a non-diversified open-end management investment company under the Investment Company Act of
    1940, as amended (the "Act").   OMEGA South Africa Fund offers shares of
    beneficial interest to United States Investors.   The OMEGA South africa
    Fund seeks to achieve its investment objective by investing all of its investable assets in Old Mutual South Africa Equity Trust (the "Trust"), a non-diversified open-end management investment company having the same investment objective as the omega south africa fund. the performance of the OMEGA South Africa Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the OMEGA South Africa Fund's financial statements.

    The maximum sales charge imposed on purchases of OMEGA South Africa Fund shares (as a percentage of offering price) is 0.35%. A maximum redemption fee of 1.65% on redemption proceeds is charged by OMEGA South Africa Fund.


    NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

    The accompanying financial statements are prepared in accordance with generally accepted accounting principles. the following is a summary of significant accounting policies followed by OMEGA South Africa Fund in the preparation of its financial statements.

    TRUST VALUATION: The value of OMEGA South Africa Fund's investment in the Trust reflects OMEGA South Africa Fund's proportionate interest in the net assets of the Trust (0.40% at December 31, 1995).

    INVESTMENT VALUATION: Investments in the Trust are valued by the trust as indicated in Note B of the Trust's financial statements.

    FEDERAL INCOME TAXES: OMEGA South Africa Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, OMEGA South Africa Fund will not be subject to Federal income taxes to the extent that, among other things, the Fund distributes substantially all of its taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, OMEGA South Africa Fund will not be subject to a federal excise tax.

    ALLOCATIONS: All net investment income and realized and unrealized capital gains and losses of the Trust are allocated pro rata among the OMEGA South Africa Fund and other investors in the Trust on a daily basis.

                         NOTES TO FINANCIAL STATEMENTS
                            OMEGA SOUTH AFRICA FUND

                         DECEMBER 31, 1995 (UNAUDITED)
                                  -CONTINUED-





DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: OMEGA South Africa Fund declares and distributes dividends from net investment income, if any, semi-annually in December and June. OMEGA South Africa Fund's realized capital gains, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and differences in the timing of recognition of certain capital losses for financial reporting and tax purposes. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

NOTE C -- ADMINISTRATION AND PLACEMENT EXPENSES AND OTHER TRANSACTIONS WITH AFFILIATES

Old Mutual Asset Managers (Bermuda) Limited (the "Adviser"), a wholly-owned subsidiary of South African Mutual Life Assurance Society ("Old Mutual") will reduce or rebate a portion of its advisory fee charged to the Trust as necessary so that ordinary operating expenses of OMEGA South Africa Fund, including the advisory fee allocated from the Trust, will not exceed 1.00%, per annum of OMEGA South Africa Fund's daily net assets. This limitation does not apply to extraordinary expenses, the sales charge on shares, brokerage expenses or the redemption fee.

State Street Bank and Trust Company will either directly or through an affiliated entity provide certain administrative and accounting services to OMEGA South Africa Fund pursuant to an Administrative Services Agreement dated as of October 23, 1995. Under the Administrative Services Agreement, OMEGA South Africa Fund pays compensation to State Street at the annual rate of $40,000.

OMEGA South Africa Fund has adopted a Placement Plan (the "Plan") pursuant to Rule 12b-1 under the act. OMEGA South Africa Fund will reimburse the Adviser for placement costs at an annual rate not to exceed 0.05% of the daily net assets of OMEGA South Africa Fund.

Trustees receive an annual fee of $5,000. OMEGA South Africa Fund pays no compensation to its Trustees who are directors or employees of Old Mutual or any wholly-owned subsidiaries of Old Mutual.


NOTE D -- INVESTMENT TRANSACTIONS

OMEGA South Africa Fund's contributions and withdrawals in respect of its investment in the Trust for the period from commencement of operations on November 10, 1995 to December 31, 1995 amounted to $4,103,485 and $250, respectively.

                            SCHEDULE OF INVESTMENTS
                            OLD MUTUAL EQUITY TRUST
                                 ("THE TRUST")

                         DECEMBER 31, 1995 (UNAUDITED)










            -----------------------------------------------------    ------------------------------------------------------
              NUMBER                                   MARKET          NUMBER                                  MARKET
            OF SHARES                                   VALUE         OF SHARES                                 VALUE
            -----------------------------------------------------    ------------------------------------------------------
             COMMON STOCKS - 99.7%
             BANKS & FINANCIAL SERVICES - 12.5%                      ENGINEERING - 1.2%
               710,000    Amalgamated Banks of SA Ltd  $3,992,593       310,000   African Oxygen Ltd           $ 12,755,452
               240,000    First National Bank Holdings                                                         ------------
                            Ltd                         2,205,459
               300,000    Investec Holdings Ltd         5,760,527    FOOD - 1.2%
             3,500,000    Nedcor Ltd                   60,485,530       360,000   CG Smith Foods Ltd              7,505,143
             1,300,000    Standard Bank Investment
                            Corp Ltd                   62,405,706       310,000   Tiger Oats Ltd                  5,357,290
                                                        ----------                                             ------------
                                                      134,849,815
                                                      -----------                                                12,862,433
                                                                                                               ------------

             BEVERAGES, HOTELS & LEISURE - 5.1%                      FURNITURE & HOUSEHOLD - 0.9%
             1,500,000    The South African Breweries                 1,500,000   JD Group Ltd                    9,875,189
                            Ltd                        54,930,737                                              ------------
                                                       ----------    GOLD - 1.4%
                                                                        720,000   Driefontein Consolidated Ltd    9,134,550

             BUILDING, CONSTRUCTION & ALLIED - 1.2%                     111,000   Southvaal Holdings Ltd          3,075,298
               180,000    Anglo Alpha Ltd               7,060,760        44,000   Vaal Reefs Exploration and
                                                                                    Mining Co Ltd                 2,848,443
             2,400,000    Everite Holdings Ltd          5,925,113                                              ------------
                                                        ---------                                                15,058,291
                                                       12,985,873                                              ------------
                                                       ----------
                                                                    INDUSTRIAL HOLDING - 25.6% (1)
             CHEMICALS, OILS & PLASTICS - 5.8%                        3,900,000   Anglovaal Industries Ltd       29,419,833
               880,000    Aeci Ltd                      5,310,657     3,800,000   Barlow Ltd                     54,099,575
             1,200,000    Engen Ltd                     9,216,843     1,100,000   Bidvest Group Ltd               7,090,934
             5,500,000    Sasol Ltd                    45,034,975     7,542,600   CG Smith Ltd                   57,932,465
               976,320    Sentrachem Ltd                3,481,596     1,300,000   Forward Corporation Ltd         1,069,812
                                                        ---------       340,000   Imperial Holdings Ltd           3,893,842
                                                       63,044,071     1,200,000   Johnnies Industrial Corporation
                                                       ----------                   Ltd                          18,104,512
                                                                        567,280   Malbak Ltd                      3,929,178
             COAL - 2.7%                                                750,000   Murray & Roberts Holdings Ltd   5,297,627
               239,000    Anglo American Coal Corp                    4,700,000   Rembrandt Group Ltd            45,124,126
                            Ltd                        15,078,864    14,200,000   Safmarine and Rennies
             2,080,000    Ingwe Coal Corporation                                    Holdings Ltd                 51,611,576
                            Ltd                        13,693,595                                              ------------
                                                        ----------                                              277,573,480
                                                       28,772,459
                                                       ----------
                                                                     INSURANCE - 1.9%
             DIAMONDS - 5.0%                                            280,000   Liberty Life Association of
             1,800,000    De Beers Consolidated Mines                               Africa Ltd                    8,679,194
                            Ltd                        54,560,417       290,000   Metropolitan Life Ltd           4,534,357
                                                       ----------       300,000   Mutual & Federal Insurance Co
                                                                                    Ltd                           7,077,218
             ELECTRONICS & ELECTRICAL - 3.8%                                                                   -----------
             2,320,000    Allied Electronics Corporation                                                         20,290,769
                            Ltd                         6,300,370                                              ------------
             2,500,000    Grintek Ltd                   3,188,863

             1,100,000    IBM South Africa Group Ltd    3,771,774
             4,100,000    Reunert Ltd                  28,116,856
                                                        ----------
                                                       41,377,863
                                                        ----------




See Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
                     OLD MUTUAL SOUTH AFRICA EQUITY TRUST
                                 ("THE TRUST")

                         DECEMBER 31, 1995 (UNAUDITED)
                                  -CONTINUED-



------------------------------------------------------          ------------------------------------------------------
 NUMBER                                     MARKET               NUMBER                                      MARKET
OF SHARES                                    VALUE              OF SHARES                                    VALUE
------------------------------------------------------          ------------------------------------------------------
COMMON STOCKS - CONTINUED                                       PRINTING & PUBLISHING - 0.7%
INVESTMENT TRUSTS - 0.8%                                           270,000  Independent Newspapers
2,900,000   Genbel Investments Ltd        $  8,869,840                        Holdings Ltd              $    1,388,698
                                          ------------             400,000  Omni Media Corporation Ltd       6,364,011
MANGANESE - 0.6%                                                                                        --------------
  490,000   Samancor Ltd                     6,182,965                                                       7,752,709
                                          ------------                                                  --------------

MINING HOLDING - 1.1%                                           STEEL & ALLIED - 1.5%
   44,000   Associated Ore & Metal Corp                         17,700,000  Iscor Ltd                       15,925,387
              Ltd                            3,138,115                                                  --------------
2,300,000   middle Witwatersrand                                STORES - 4.8%
              (Western Areas) Ltd            9,148,265          2,142,000   Foschini LTD                    16,745,851
                                          ------------          1,585,000   Speciality Stores Ltd            2,211,004
                                            12,286,380          6,000,000   Wooltru Ltd                     32,917,295
                                          ------------                                                  --------------
                                                                                                            51,874,150
MINING HOUSES - 16.1%                                                                                   --------------
1,600,000   Anglo American Platinum                             TRANSPORTATION - 1.6%
              Corporation Ltd                9,107,118          3,300,000   Trencor Ltd                     17,199,287
  870,000   Anglo American Corporation                                                                  --------------
              of SA Ltd                     52,503,086          TOTAL COMMON STOCKS
1,100,000   Anglovaal Ltd                   44,657,797           (COST $1,012,263,688)                   1,078,476,888
8,400,000   Gencor Ltd                      29,263,476                                                  --------------
  880,000   Gold Fields of SA Ltd           26,311,891
1,200,000   JCI Ltd                          9,463,723          ------------------------------------------------------
1,600,000   Rand Mines Ltd                   2,567,549          REPURCHASE                                  MARKET
                                          ------------            PRICE                                     VALUE
                                           173,874,640          ------------------------------------------------------
                                          ------------
                                                                REPURCHASE AGREEMENT - 0.0%
PAPER & PACKAGING - 1.9%                                        $ 358,249  State Street Bank and Trust Company
  870,000  Nampak Ltd                        4,832,670                     at 5.00%, Dated 12/29/95, Due
1,030,000  Sappi Ltd                        15,822,247                     01/03/96 (Collateralized by U.S.
                                          ------------                     Treasury Bond 8.00%  08/15/99,
                                            20,654,917                     Market Value of $368,270)
                                          ------------                     (Cost $358,000)              $      358,000
                                                                                                        --------------
PLATINUM - 2.3%                                                 TOTAL INVESTMENTS - 99.7%
  330,000  Impala Platinum Holdings Ltd      6,019,750                (COST $1,012,621,688)             $1,078,834,888
1,300,000L Ydenburg Platinum Ltd            18,900,014          NET OTHER ASSETS - 0.3%                      3,244,896
                                          ------------                                                  --------------
                                            24,919,764          TOTAL NET ASSETS - 100%                 $1,082,079,784
                                          ------------                                                  ==============

Note to Schedule of Investments
-------------------------------

(1) Industrial Holdings is not an industry but a Johannesburg Stock Exchange sector which includes companies whose business activities are sufficiently diverse that it is inappropriate to allocate them to one specific industry.

See notes to Financial Statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                      OLD MUTUAL SOUTH AFRICA EQUITY TRUST

                         December 31, 1995 (Unaudited)
-------------------------------------------------------------------------------

    ASSETS
      Investments in securities, at value (Note B)
         (Cost of investments - $ 1,012,621,688)                                       $  1,078,834,888
      Cash (including foreign currency, at value)                                               292,265
      Receivable for investments sold                                                           434,565
      Deferred organization costs (note b)                                                    1,748,769
      Dividends and interest receivable                                                       4,091,636
      Other assets                                                                               61,080
                                                                                       ----------------

         TOTAL ASSETS                                                                     1,085,463,203
                                                                                       ----------------

    LIABILITIES
      Payable for investments purchased                                                       1,940,863
      Accrued organization costs (note b)                                                       718,138
      Payable to adviser (note c)                                                               542,962
      Accrued expenses                                                                          181,456
                                                                                       ----------------

         TOTAL LIABILITIES                                                                    3,383,419
                                                                                       ----------------

    NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS                           $  1,082,079,784
                                                                                       ================





    See Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
                      OLD MUTUAL SOUTH AFRICA EQUITY TRUST

 Period from November 3, 1995 (Commencement of Operations) to December 31, 1995
                                  (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest income                                                                 $       18,432
 Dividend income                                                                      4,204,760
                                                                                 --------------

  TOTAL INCOME                                                                        4,223,192
                                                                                 --------------

EXPENSES:
 Investment advisory fee (Note c)                                                     1,214,172
 Administration fee (Note c)                                                             66,292
 Custodian fees                                                                          52,620
 Amortization of deferred organization expense (Note b)                                  51,231
 Trustees' fees and expenses (Note c)                                                    24,549
 Auditing fees                                                                           22,317
 Legal fees                                                                              11,159
 Insurance expense                                                                       10,115
 Miscellaneous expenses                                                                   4,519
                                                                                 --------------

  TOTAL EXPENSES                                                                      1,456,974
                                                                                 --------------

  NET INVESTMENT INCOME                                                               2,766,218
                                                                                 --------------

REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
  Investments                                                                            25,211
  Foreign currency transactions                                                          (2,975)
                                                                                 --------------

 Net realized gain                                                                       22,236
 Net unrealized appreciation of investments and foreign currency translations        66,234,707
                                                                                 --------------

  NET REALIZED AND UNREALIZED GAIN                                                   66,256,943
                                                                                 --------------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $   69,023,161
                                                                                 ==============





See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                      OLD MUTUAL SOUTH AFRICA EQUITY TRUST

 Period from November 3, 1995 (Commencement of Operations) to December 31, 1995
                                  (Unaudited)
-------------------------------------------------------------------------------

    INCREASE (DECREASE) IN NET ASSETS:
    FROM OPERATIONS:
      Net investment income                                                            $      2,766,218
      Net realized gain on investments and foreign currency transactions                         22,236
      Net unrealized appreciation of investments and foreign currency translations           66,234,707
                                                                                       ----------------

         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                69,023,161
                                                                                       ----------------

    TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
      Contributions                                                                       1,048,461,222
      Withdrawals                                                                           (35,404,599)
                                                                                       ----------------

         NET INCREASE IN NET ASSETS RESULTING FROM TRANSACTIONS IN
         INVESTORS' BENEFICIAL INTERESTS                                                  1,013,056,623
                                                                                       ----------------

    NET INCREASE IN NET ASSETS                                                            1,082,079,784

    NET ASSETS:
      Beginning of period
                                                                                                     --

      End of period                                                                    $  1,082,079,784
                                                                                       ================


                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                            DECEMBER 31,
                                                                                               1995(1)
                                                                                              -------
    RATIOS TO AVERAGE NET ASSETS:

         Expenses                                                                              0.86%(2)
                                                                                               ====

         Net investment income                                                                 1.63%(2)
                                                                                               ====

         Portfolio turnover rate                                                               0.14%(3)
                                                                                               ====


    NOTES:
    (1) FOR THE PERIOD NOVEMBER 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.

    (2) ANNUALIZED

    (3) NOT ANNUALIZED





    See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS
                      OLD MUTUAL SOUTH AFRICA EQUITY TRUST

                         DECEMBER 31, 1995 (UNAUDITED)





NOTE A -- ORGANIZATION

Old Mutual South Africa Equity Trust (the "Trust") is a trust organized under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of September 1, 1995 and has its principal place of business in Bermuda. The Trust is registered as a non-diversified open-end management investment company under the United States Investment Company Act of 1940, as amended (the "Act").

The investment objective of the Trust is to seek long-term total return in excess of the Johannesburg Stock Exchange ("JSE") Actuaries All Share Index from investment in equity securities of South African issuers.

Beneficial interests in the Trust are held by Old Mutual Equity Growth Assets South Africa Fund ("OMEGA South Africa Fund") and Old Mutual South Africa Growth Assets Fund Limited ("Old Mutual SAGA Fund"). OMEGA South Africa Fund is a Massachusetts business trust organized pursuant to a Declaration of Trust dated as of September 1, 1995. OMEGA South Africa Fund offers shares of beneficial interest to United States investors. Old Mutual SAGA Fund was incorporated as a company under the laws of Bermuda as of September 7, 1995. Old Mutual Saga Fund offers shares to non-United States investors. The shares are listed on the Official List of the Irish Stock Exchange.

Old Mutual Fund Holdings (Bermuda) Limited, a wholly-owned subsidiary of South African Mutual Life Assurance Society ("Old Mutual"), holds 96.84% of the beneficial interest in the Trust as of December 31, 1995. It is expected that all of the investable assets of OMEGA South Africa Fund and Old Mutual SAGA Fund will be invested in the Trust. The Trust will apply amounts so invested to redeem a portion of the beneficial interest of Old Mutual Fund Holdings (Bermuda) Limited in the Trust.


NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in accordance with United States generally accepted accounting principles. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION: Securities are valued each day on which the New York Stock Exchange is open for trading (a "Business Day") as of 10:00 a.m. United States eastern standard time which is after the close of business for the Johannesburg Stock Exchange ("JSE") for that day. JSE listed securities will generally be valued based on the current JSE ruling price which is generally the last sale price. If the securities did not trade on the JSE on the date of valuation, they may be valued on a different basis believed by the trustees of the Trust to reflect their fair value.

                         NOTES TO FINANCIAL STATEMENTS
                      OLD MUTUAL SOUTH AFRICA EQUITY TRUST

                         DECEMBER 31, 1995 (UNAUDITED)
                                  -CONTINUED-





    REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral, or proceeds may be subject to legal proceedings.

    INVESTMENT TRANSACTIONS: Investment security transactions are recorded on trade date. Dividend income on foreign securities is recorded on the ex-dividend date or when the Trust becomes aware of its declaration. interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

    FOREIGN CURRENCY TRANSLATIONS: Securities and other assets and liabilities denominated in foreign currencies, mainly South African Rand, are translated into U.S. dollars using the exchange rate prevailing as of the time of valuation. Purchases and sales of securities and income and expenses are translated into U.S. dollar amounts on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes net realized currency gains and losses recognized between accrual and payment dates. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    FEDERAL INCOME TAXES: The Trust intends to conduct its operations so that the OMEGA South Africa Fund can qualify as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended. The Trust will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.

    ORGANIZATION EXPENSES: Expenses incurred by the Trust in connection with its organization are being amortized on a straight-line basis over a period of five years. The trustees consider U.S. $100,000 of the $4,750,100 in cash invested as of November 3, 1995 to be the minimum required capital under the Act (the "Initial Investment"). The amount paid by the Trust on any redemption of beneficial interests from the Initial Investment will be reduced by the pro rata portion of any unamortized organizational expenses of thE Trust. Such pro rata portion is to be determined by multiplying the unamortized expenses with the ratio of the amount redeemed divided by the amount of the book capital account of the beneficial interest attributable to the Initial Investment at the time of redemption.

                         NOTES TO FINANCIAL STATEMENTS
                      OLD MUTUAL SOUTH AFRICA EQUITY TRUST

                         DECEMBER 31, 1995 (UNAUDITED)
                                  -CONTINUED-





NOTE C -- ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH
AFFILIATES

The Trust has entered into an investment advisory agreement dated as of October 23, 1995 with Old Mutual Asset Managers (Bermuda) Limited (the "Adviser"), a wholly-owned subsidiary of Old Mutual to provide investment management services. For the period to November 30, 1995 the Adviser received for its services monthly compensation at the rate of 0.85% of daily net assets of the Trust. As of December 1, 1995, the Adviser reduced its annual fee to 0.60% of daily net assets of the Trust.

The Adviser will reduce or rebate a portion of its advisory fee as necessary so that ordinary operating expenses of each of the OMEGA South Africa Fund and Old Mutual SAGA Fund, including the advisory fee, will not exceed 1.00%, per annum of each Fund's daily net assets. This limitation does not apply to extraordinary expenses, sales charges, brokerage expenses and redemption fees.

State Street Cayman Trust Company, Ltd., will either directly or through an affiliated entity provide certain administrative and accounting services to the Trust pursuant to an Administrative Services Agreement dated as of October 23, 1995. Under the Administrative Services Agreement, the Trust pays compensation to State Street at the annual rate of 0.05% of the first $500 million of the Trust's daily net assets, 0.025% of the next $500 million of the Trust's daily net assets and 0.01% of the Trust's daily net assets in excess of $1 billion.

Trustees not resident in Bermuda receive an annual fee of $20,000. Trustees resident in Bermuda receive an annual fee of $10,000. The Audit Committee chairman receives an additional annual fee of $5,000. The Trust pays no compensation to Trustees who are directors or employees of Old Mutual or any wholly-owned subsidiaries of Old Mutual.


NOTE D -- INVESTMENT TRANSACTIONS

For the period ended December 31, 1995, there were purchase and sale transactions (excluding short-term securities) of $1,013,192,803 and $954,326, respectively. The aggregate cost of Trust investments was substantially the same for book and Federal income tax purposes at December 31, 1995. Gross unrealized appreciation of investments (excluding foreign currency translations) was $98,742,341 and gross unrealized depreciation of investments (excluding foreign currency translations) was $32,529,141, resulting in net unrealized appreciation of investments (excluding foreign currency translations) of $66,213,200.

             TRUSTEES                                                   AUDITORS
             --------                                                   --------
             Michael John Levett                                        FOR THE OMEGA SOUTH AFRICA FUND:
              Chairman of the Board                                     KPMG Peat Marwick LLP
             William Francois de la Harpe Beck                          One Boston Place, Boston, MA 02108
              Deptuy Chairman of the Board
             William Langley                                            FOR THE MASTER TRUST:
              Treasurer                                                 KPMG Peat Marwick
             William Lester Boyan                                       Vallis Building, Hamilton HM11, Bermuda
             Thomas Haskins Davis
             Michel John Drew                                           LEGAL COUNSEL
             Kenneth Rigby Williams                                     -------------
                                                                        IN THE UNITED KINGDOM:
                                                                        Norton Rose
             INVESTMENT MANAGER                                         Kempson House, Camomile Street, London EC3A 7AN
             ------------------
             Old Mutual Asset Managers (Bermuda) Limited                IN THE UNITED STATES:
             61 Front Street, Hamilton HM11, Bermuda                    Bingham, Dana & Gould
                                                                        150 Federal Street, Boston, MA 02110
             ADMINISTRATOR
             -------------                                              IN BERMUDA:
             FOR THE OMEGA SOUTH AFRICA FUND:                           Conyers Dill & Pearman
             State Street Bank and Trust Company                        Clarendon House, Church Street, Hamilton, Bermuda
             225 Franklin Street, Boston, MA 02110

             FOR THE MASTER TRUST:
             State Street Cayman Trust Company, Ltd.
             P.O. Box 2508
             Elizabeth Square, George Town
             Grand Cayman, British West Indies

             TRANSFER AGENT
             --------------
             FOR THE OMEGA SOUTH AFRICA FUND:
             State Street Bank and Trust Company
             225 Franklin Street, Boston, MA 02110

             CUSTODIAN
             ---------
             State Street Bank and Trust Company
             225 Franklin Street, Boston, MA 02110